U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 31, 2006



                             NUCLEAR SOLUTIONS, INC.
             (Exact Name of registrant as specified in its Charter)




         Nevada                      0-31959                    88-0433815
------------------------        ------------------         ---------------------
(State of Incorporation)        Commission File No.        (IRS Employer
                                                            Identification No.)



5505 Connecticut Ave., N.W. Ste.191, Washington,D.C.              20015
(Address of principal executive offices)                        (Zip Code)



Registrants telephone number,( 202 )   787  -  1951
                              -----   -----    ----



                      (Registrants former name and address)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

FORWARD-LOOKING STATEMENT NOTICE AND RISKS:

This current report on Form 8-K contains many forward-looking statements that involve a number of risks and uncertainties such as our plans, objectives, expectations, and intentions. You can identify these forward-looking statements by our use of words such as "proposed", "proposed to construct", "future sale" or other similar words or phrases. Some of these statements include discussions regarding our future business strategy and our ability to generate revenue, income and cash flow.

With regards to forward-looking statements on the proposed waste-to-ethanol facility, a facility like this has never before been constructed or operated and there are inherent risks associated with the establishment of such new operations. There could be unexpected problems or delays in the funding, construction and operation of the facility. There is no guarantee that we will be successful in raising the capital required for this project through the issuance of tax-free bonds discussed herein. While we believe that the appropriate technologies for waste-to-ethanol conversion are commercially available, we cannot guarantee that commercially available technologies will be suitable for producing ethanol in the proposed Future Fuels, Inc. facility.

Overall, actual future results for Nuclear Solutions, Inc., and its subsidiary Future Fuels, Inc., could differ significantly from our expectations. Factors that could adversely affect expectations, actual results and performance include, among others, the companies' limited operating history, dependence on key management, financing requirements, engineering and other technical difficulties commercializing this waste-to-ethanol facility, government regulation, technological change, and competition. In any event, undue reliance should not be placed on any forward-looking statements, which apply only as of the date of this press release.


ITEM 7.01 REGULATION FD DISCLOSURE

      On March 31, 2006, Future Fuels, Inc., a subsidiary of Nuclear Solutions, Inc., (FFI) issued a press release announcing that it had changed it corporate name to Fuel Frontiers, Inc. A copy of the press release is attached as Exhibit 99.

Limitation on Incorporation by Reference

      In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 will not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as will be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 will not be deemed an admission of materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 8.01 OTHER EVENTS

      On March 17, 2006, Future Fuels, Inc., our Nevada subsidiary, changed its corporate name to Fuel Frontiers, Inc. A copy of the Certificate of Amendment is attached as Exhibit 3.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Index to Exhibits.


         Exhibit Number          Description

         3                       Certificate of Amendment dated March 17, 2006
         99                      Press Release dated March 31, 2006



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Nuclear Solutions, Inc.
Dated: March 31, 2006                        -----------------------
                                             /s/ Patrick Herda
                                             By: Patrick Herda
                                             Title: President